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                           CONTRIBUTION AGREEMENT

                  This CONTRIBUTION AGREEMENT (this "Agreement"), dated as of November 30, 1998, is made by and between Mossimo Giannulli ("Giannulli") and Mossimo, Inc., a Delaware corporation (the "Company").

                  WHEREAS, the Company and Edwin H. Lewis ("Lewis") have entered into the Incentive Stock Option Agreement, the Nonqualified Stock Option Agreement, the Performance Incentive Stock Option Agreement and the Nonqualified Performance Stock Option Agreement, each dated as of even date herewith (the "Option Agreements"), pursuant to which the Company has granted to Lewis options (the "Options") to purchase up to an aggregate of 6,186,111 shares of Common Stock subject to the terms and conditions set forth in the Option Agreements;

                  WHEREAS, Giannulli and the Company desire that Giannulli contribute to the Company, upon each exercise by Lewis of an Option, a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                  1. CONTRIBUTION. Upon each exercise of an Option in accordance with the terms of the applicable Option Agreement (an "Exercise"), Giannulli shall contribute to the Company (through a release of shares from the escrow account established pursuant to Section 2) a number of shares of Common Stock equal to the number of shares of Common Stock issuable by the Company to Lewis upon such Exercise.

                  2. ESCROW. Concurrently with the execution of this Agreement, Giannulli and the Company shall enter into an escrow agreement in the form of Exhibit A hereto with ___________________ (the "Custodian") and Giannulli shall deliver to the Custodian 6,186,111 shares of Common Stock.

                  3. MISCELLANEOUS.

                     (a) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

                     (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to the choice of law principles thereof.


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                     (c) SUCCESSORS AND ASSIGNS. This Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective successors. No party shall be permitted to assign any of its rights hereunder to any third party.

                     (d) AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by another party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by either party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

                     (e) SEVERABILITY. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

                     (f) FURTHER ASSURANCES. The parties agree that, from time to time, each of them will execute and deliver such further instruments and take such other action as may be necessary to carry out the purposes and interests hereof.

                     (g) SPECIFIC PERFORMANCE. The parties acknowledge that, in view of the uniqueness of arrangements contemplated by this Agreement, they would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that each of them shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

                     (h) THIRD PARTY BENEFICIARIES. Lewis shall be a third party beneficiary to this Agreement and shall be entitled to enforce the terms of this Agreement against the parties hereto.


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.


                                      MOSSIMO, INC., a Delaware corporation




                                       /s/ Mossimo Giannulli
                                       -------------------------------------
                                       By:  CHAIRMAN





                                       /s/ Mossimo Giannulli
                                       -------------------------------------
                                       MOSSIMO GIANNULLI




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